SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                                       of
                       the Securities Exchange Act of 1934

                         Date of Report: April 19, 1999

                        BANKUNITED FINANCIAL CORPORATION
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

    FLORIDA                        5-43936                      65-0377773
---------------            ------------------------        -------------------
(State or other            (Commission File Number)           (IRS Employer
jurisdiction of                                            Identification No.)
incorporation)

                255 ALHAMBRA CIRCLE, CORAL GABLES, FLORIDA 33134
               ---------------------------------------------------
               (Address of principal executive offices) (ZIP Code)

       Registrant's telephone number, including area code: (305) 569-2000

Item 5.  OTHER EVENTS.

                  Attached hereto as Exhibit 20.1 is a press release announcing a significant restructuring by the Registrant and a second quarter loss.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         20.1 Press Release dated April 19, 1999, announcing a significant restructuring by the Registrant and a second quarter loss.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                   BANKUNITED FINANCIAL CORPORATION

                                   By: /s/ DIANE DELELLA
                                       -----------------------------------------
                                       Diane DeLella
                                       Senior Vice President, Chief Financial
                                       Officer and Controller

Dated:  April 19, 1999

                        BANKUNITED FINANCIAL CORPORATION

                                    FORM 8-K

                                INDEX TO EXHIBITS

                                                                               SEQUENTIALLY
EXHIBIT                                                                          NUMBERED
  NO.                                                                             PAGE
-------                                                                        ------------
  20.1         Press Release dated April 19, 1999 announcing a significant restructuring by the Registrant and a second quarter loss.